UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 21, 2008

DEEP FIELD TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	333-120506	20-1862733
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 Second Street Fort Myers, Florida		33901
(Address of Principal Executive Offices)		(Zip Code)

(239) 437-5235
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registration’s Certifying Accountant.

(a) Previous Independent Accountants

On March 21, 2008, Deep Field Technologies, Inc., a New Jersey corporation (the “Company”) was notified by its registered independent public accounting firm, Stonefield Josephson, Inc. (“Stonefield”), that the client-auditor relationship between the Company and Stonefield has ceased. Stonefield was engaged by the Company on February 13, 2007 to audit the financial statements of the Company. The Board of Directors of the Company accepted, but did not recommend or approve, Stonefield’s resignation.

Stonefield’s reports on the Company’s financial statements for the fiscal year ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report included an explanatory paragraph wherein Stonefield expressed substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal year ended December 31, 2006, and through the date of dismissal, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield, would have caused Stonefield to make a reference to the matter in its reports on the Company’s financial statements for such year.

During the sole period ended December 31, 2006 for which Stonefield reported, Stonefield did not advise the Company of any of the matters identified in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stonefield with a copy of the foregoing disclosures and requested that Stonefield furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether Stonefield agrees with the statements made by the Company set forth above insofar as they relate to Stonefield, and if not, stating the reasons for its disagreements. A copy of the letter, dated March 26, 2008, furnished by Stonefield, is attached hereto as Exhibit 16.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 24, 2008, the Board of Directors of the Company (the “Board”) accepted the amicable resignation of Fred Griffin as Chief Financial Officer and as a Director of the Company, effective as of March 14, 2008, the amicable resignation of Blair McInnes as a Director of the Company, effective immediately and the resignation of David Kaminer as a Director of the Company, effective as of March 14, 2008. As of the date of this Current Report, the Board has not yet appointed successors for Messrs. Griffin, McInnes and Kaminer.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Not applicable

(d)  Exhibit No. Description:

Exhibit	Description	Location

Exhibit 16.1	Auditor Letter, dated March 26, 2008, from Stonefield Josephson, Inc. to the U.S. Securities and Exchange Commission	Provided herewith

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP FIELD TECHNOLOGIES, INC.

Date: April 17, 2008	By:	/s/ Alan Refkin
Name: Alan Refkin
Title: Chief Executive Officer